SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche U.S. Multi-Factor Fund
Class R6
The following replaces similar information relating to the fund’s Class R6 shares under the “PART I: APPENDIX II-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The following waiver is currently in effect:
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.30% for Class R6. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
September 8, 2017
SAISTKR-380